UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Alarm.com Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY ALARM.COM HOLDINGS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 7, 2023 This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and Annual Report on Form 10-K to Stockholders are available at www.viewproxy.com/ALRM/2023. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 31, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. The 2023 Annual Meeting of Stockholders of Alarm.com Holdings, Inc. will be held on June 7, 2023 at 9:00 A.M. EDT at the Company’s headquarters located at 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102 for the following purposes: (1) To elect the five (5) nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; Nominees: 01 Donald Clarke 02 Rear Admiral (Ret.) Stephen Evans 03 Timothy McAdam 04 Timothy J. Whall 05 Simone Wu (2) To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. (3) To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. (4) To consider, if properly presented at the Annual Meeting, a non-binding stockholder proposal requesting that the Company adopt a policy or amend its Bylaws to provide a reasonable time for votes to be cast or changed after a final stockholder proposal is presented at the Company’s annual meetings. Note: To conduct any other business properly brought before the meeting or any adjournment thereof. The Board of Directors recommends a vote “FOR” each of the director nominees listed in Proposal 1, “FOR” Proposals 2 and 3, and “AGAINST” Proposal 4. INTERNET TELEPHONE E-MAIL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Go to www.viewproxy.com/ALRM/2023. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with “ALRM” and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below to attend the Annual Meeting, to vote via Internet or to request proxy materials.

ALARM.COM HOLDINGS, INC. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • The Company’s Annual Report on Form 10-K • The Company’s 2023 Proxy Statement HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/ALRM/2023 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/ALRM/2023 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “ALRM” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet Prior to the Annual Meeting: Go to www.fcrvote.com/ALRM. Have your 11-digit control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. Directions to the Annual Meeting may be found at www.viewproxy.com/alrm/2023.